Exhibit 99.1

MobileIron Announces Fiscal Fourth Quarter and Full Year 2015 Financial Results

Record Gross Billings and Revenue

MOUNTAIN VIEW, Calif., February 4, 2016 - MobileIron (NASDAQ: MOBL), the leader in mobile enterprise security, today announced results for its fourth fiscal quarter ended December 31, 2015.

Fourth Quarter 2015 Financial Highlights

•	Gross billings were $48.6 million, up 15% year-over-year
•	Recurring billings, which represented 65% of gross billings, were $31.5 million, up 30% year-over-year
•	GAAP revenue was $43.0 million, up 14% year-over-year
•	Non-GAAP revenue was $42.9 million, up 17% year-over-year
•	Recurring revenue was $26.0 million, up 45% year-over-year
•	GAAP net loss per share was $0.18; non-GAAP net loss per share was $0.07
•	Cash and equivalents, plus short and long term investments stood at $98.9 million
•	Surpassed 10,500 cumulative customers who have purchased our platform since 2009 and over 500 of the 2015 Forbes Global 2000

Full Year 2015 Financial Highlights

•	Gross billings were $165.0 million, up 13% year-over-year
•	Recurring billings, which represented 65% of gross billings, were $107.5 million, up 37% year-over-year
•	GAAP revenue was $149.3 million, up 13% year-over-year
•	Non-GAAP revenue was $147.5 million, up 16% year-over-year
•	Recurring revenue was $90.6 million, up 49% year-over-year
•	GAAP net loss per share was $1.07; non-GAAP net loss per share was $0.71

"We have a great opportunity in front of us. I joined MobileIron for two reasons: there’s a huge market and, having been a MobileIron customer, I believe we have the best product," said Barry Mainz, CEO, MobileIron. "It was a strong end to the year with record billings and revenues. We achieved our financial targets while reducing expenses and demonstrated improved operating leverage. I am committed to the goal of exiting 2016 cash flow positive."

Fourth Quarter 2015 Business Highlights

Platform

•	Released software enhancements to MobileIron Core, Cloud, Sentry, Docs@Work, Email+, including increased iOS 9 features, enhancements to Android for Work, and general release of Windows 10.
•	As of end of 2015, MobileIron ecosystem boasted 470 active technology partners, which have already released over 180 technology integrations.

Channels

•	Added Dimension Data as a global channel partner.
•	Our largest reseller, AT&T, represented approximately 16% of GAAP revenue for the quarter.

Milestones and Recognition

•	Granted four additional US patents bringing the total to 26 issued.
•	Recognized as a leader by Forrester Research, Inc. in its report The Forrester Wave(tm): Enterprise Mobile Management, Q4 2015
•	Reported new data on the State of App Security and showed that one in 10 enterprises has at least one compromised mobile device
•	Settled outstanding lawsuits with Good Technology

Financial Outlook

The company is providing the following outlook for its fiscal first quarter 2016 (ending March 31, 2016):

•	Gross billings are expected to be between $40 million and $43 million, growth of 10% to 18% year-over-year.
•	Revenue is expected to be between $38 million and $40 million, growth between 16% and 22% year-over-year.
•	Non-GAAP gross margin is expected to be between 82 and 83%, and non-GAAP operating expenses are expected to be between $42 million and $44 million.

The company is providing the following outlook for its fiscal 2016 (ending December 31, 2016):

•	Gross billings are expected to be between $180 million and $200 million.
•	Revenue is expected to be between $160 million and $180 million.
•	Non-GAAP operating margin is expected to be between -8% and -12% for the fourth quarter 2016.
•	Cash from operations is expected to be positive for the fiscal fourth quarter 2016

All forward-looking non-GAAP financial measures contained in this section "Financial Outlook" exclude estimates for stock-based compensation expenses and amortization of intangible assets. Beginning the first quarter of 2016, we will stop reporting non-GAAP revenue on either an actual or forward-looking basis as reconciling items for GAAP to non-GAAP revenue become immaterial. While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release for its fiscal fourth quarter of 2014 and 2015 and for fiscal year 2014 and 2015.

Conference Call and Webcast

MobileIron will host a conference call and live webcast at 1:30 p.m. Pacific Daylight Time (4:30 p.m. EDT) to discuss the company’s financial results and business highlights. Interested parties may access the call by dialing 1-855-327-6837 in the U.S. or 1-631-891-4304 from international locations. The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com/. A replay will be available through the same link or by dialing (877) 870-5176 and referencing conference ID#117239 through March 4, 2016.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, statements regarding MobileIron’s revenue,  operating expenses, cost structure, GAAP and non-GAAP financial metrics, projected financial results and trends in MobileIron’s business. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, our limited operating history, quarterly fluctuations in our operating results, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time. MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

*  The Forrester Wave™: Enterprise Mobile Management, Q4 2015

About MobileIron

MobileIron provides the secure foundation for companies around the world to transform into Mobile First organizations. For more information, please visit www.mobileiron.com.

“MobileIron” and the MobileIron Planet M logo are registered trademarks of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2014 AND DECEMBER 31, 2015
(Amounts in thousands)
(Unaudited)

	December 31, 2014	December 31, 2015
Assets
Current Assets:
Cash and cash equivalents (1)	$104,287	$47,234
Short-term investments (1)	13,869	49,576
Accounts receivable - net	34,676	42,674
Prepaid expenses and other current assets	4,018	4,809
Total current assets	156,850	144,293
Long-term investments (1)	22,220	2,094
Property and equipment - net	3,978	6,572
Intangible assets - net	2,132	1,261
Goodwill	5,475	5,475
Other assets	1,187	1,419
Total Assets	$191,842	$161,114

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$1,137	$2,551
Accrued expenses	21,169	19,196
Deferred revenue - current	44,096	55,978
Total current liabilities	66,402	77,725
Deferred revenue - noncurrent	10,078	13,897
Other long-term liabilities	268	1,353
Total liabilities	76,748	92,975
Stockholders’ Equity:
Common stock	8	8
Additional paid-in capital	305,809	343,336
Accumulated deficit	(190,723)	(275,205)
Total stockholders’ equity	115,094	68,139

Total Liabilities and Stockholders' Equity	$191,842	$161,114

(1) Total cash and cash equivalents, short-term and long-term investments	$140,376	$98,904

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2014 AND 2015
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	December 31, 2014	December 31, 2015
Revenue:
Perpetual license	$18,658	$15,462
Subscription	9,126	14,413
Software support and services	9,914	13,171
Total revenue	37,698	43,046
Cost of revenue:
Perpetual license (2)	1,056	910
Subscription (1)	1,574	1,815
Software support and services (1)	3,811	4,815
Total cost of revenue	6,441	7,540
Gross profit	31,257	35,506
Operating expenses:
Research and development (1)	12,495	16,503
Sales and marketing (1)	27,426	24,822
General and administrative (1)	6,442	8,065
Restructuring charge	-	-
Total operating expenses	46,363	49,390
Operating loss	(15,106)	(13,884)
Other (income) expense - net	44	138
Loss before income taxes	(15,150)	(14,022)
Income tax expense	153	392
Net loss	$(15,303)	$(14,414)
Net loss per share, basic and diluted	$(0.20)	$(0.18)
Weighted-average shares used to compute net loss per share, basic and diluted	76,034	80,748

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Subscription	46	158
Software support and services	410	688
Research and development	1,606	2,898
Sales and marketing	1,859	2,894
General and administrative	1,017	1,780
	$4,938	$8,418

Stock-based compensation expense in the three months ended December 31, 2015 includes $1,563 related to a stock settled bonus

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$241	$200
	$241	$200

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2014 AND 2015
(Amounts in thousands, except for per share data)
(Unaudited)
	Twelve Months Ended
	December 31, 2014	December 31, 2015
Revenue:
Perpetual license	$66,816	$53,512
Subscription	30,227	48,080
Software support and services	35,252	47,706
Total revenue (1)	132,295	149,298
Cost of revenue:
Perpetual license (2)	4,448	2,881
Subscription (1)	5,719	7,181
Software support and services (1)	13,868	18,115
Total cost of revenue	24,035	28,177
Gross profit	108,260	121,121
Operating expenses:
Research and development (1)	46,278	61,871
Sales and marketing (1)	99,870	105,520
General and administrative (1)	22,400	36,037
Restructuring charge	-	1,049
Amortization of intangible assets (2)	782	-
Total operating expenses	169,330	204,477
Operating loss	(61,070)	(83,356)
Other (income) expense - net	302	274
Loss before income taxes	(61,372)	(83,630)
Income tax expense	517	852
Net loss	$(61,889)	$(84,482)
Net loss per share, basic and diluted	$(1.30)	$(1.07)
Weighted-average shares used to compute net loss per share, basic and diluted	47,517	78,755

(1) Includes stock-based compensation expense as follows:
Contra-revenue	$123	$-
Cost of revenue
Subscription	131	519
Software support and services	1,222	2,255
Research and development	5,980	10,607
Sales and marketing	5,930	9,508
General and administrative	3,363	5,902
	$16,749	$28,791

Stock-based compensation expense in the twelve months ended December 31, 2015 includes $4,714 related to a stock settled bonus

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$648	$870
Operating expenses	782	-
	$1,430	$870

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2014 AND 2015
(Amounts in thousands)
(Unaudited)
	Twelve Months Ended
	December 31, 2014	December 31, 2015

Cash flows from operating activities:
Net loss	$(61,889)	$(84,482)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	16,749	28,791
Depreciation	2,215	2,757
Amortization of intangible assets	1,430	870
Loss on disposal of equipment	21	—
Amortization of premium on investment securities	—	368
Provision for doubtful accounts	54	150
Changes in operating assets and liabilities:
Accounts receivable	(10,605)	(8,148)
Other current and noncurrent assets	(835)	(932)
Accounts payable	(12)	1,414
Accrued expenses and other long-term liabilities	2,881	(5,024)
Deferred revenue	13,422	15,701
Net cash used in operating activities	(36,569)	(48,535)

Cash flows from investing activities:
Purchase of property and equipment	(3,119)	(3,730)
Maturities of investment securities	—	44,964
Purchase of intellectual property	(650)	—
Purchases of investment securities	(36,104)	(60,913)
Net cash used in investing activities	(39,873)	(19,679)

Cash flows from financing activities:
Amount drawn from revolving line of credit	3,300	—
Repayments of revolving line of credit	(7,600)	—
Net proceeds from issuance of preferred stock	1,994	—
Proceeds from initial public offering	106,950	—
Payments of offering costs related to initial public offering	(4,076)	—
Proceeds from employee stock purchase plan	4,280	5,406
Proceeds from exercise of stock options	2,308	5,755
Net cash provided by financing activities	107,156	11,161

Net change in cash and cash equivalents	30,714	(57,053)
Cash and cash equivalents at beginning of period	73,573	104,287
Cash and cash equivalents at end of period	$104,287	$47,234

Non-GAAP financial measures and reconciliations

To supplement our financial results presented on a GAAP basis, we provide investors with certain non-GAAP financial measures, including gross billings, recurring billings, non-GAAP revenue, recurring revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share. These non-GAAP financial measures exclude stock-based compensation, restructuring charges, amortization of intangible assets,  and perpetual license revenue recognized from licenses delivered prior to 2013:

Perpetual license revenue recognized from licenses delivered prior to 2013:  We have excluded the effect of perpetual license revenue recognized from licenses delivered prior to 2013 from revenue, gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Because we had not established vendor specific objective evidence, or VSOE, of fair value of software support and services prior to January 1, 2013, we recognized perpetual license revenue ratably over the term of the related software support agreement. Upon establishing VSOE on January 1, 2013, we began to recognize perpetual license revenue upon delivery assuming all other revenue recognition criteria are met. As a result, our perpetual license revenue includes amounts related to licenses delivered prior to 2013. Revenue from these perpetual licenses delivered prior to 2013 has declined over each quarter since the quarter ended March 31, 2013 and will continue to decline sequentially until it is fully amortized.

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Stock-based compensation expenses will recur in future periods.

Restructuring charges:   In our non-GAAP financial measures, we have excluded the effect of the severance and other expenses related to our reduction in workforce. Restructuring charges may recur in the future; however, the timing and amounts are difficult to predict.

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Amortization of intangible assets is significantly affected by the timing and size of our acquisitions. Amortization of intangible assets will recur in future periods.

Non-GAAP revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share:  We believe that the exclusion of perpetual license revenue recognized from licenses delivered prior to 2013, stock-based compensation expense, restructuring charges and amortization of intangible assets, from revenue, gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share provides useful measures for management and investors because revenue recognized from licenses delivered prior to 2013 has and will continue to significantly decline over time until it is fully amortized. Stock-based compensation, amortization of intangible assets and restructuring charges have been and can continue to be inconsistent in amount from period to period. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees. Similarly, amortization of intangible assets has been and will continue to be a recurring expense.

Gross and recurring billings, recurring revenue and free cash flow:  Our non-GAAP financial measures also include: gross billings, which we define as total revenue plus the change in deferred revenue in a period; recurring billings, which we define as total revenue less perpetual license, hardware, and professional services revenue plus the change in deferred revenue for subscription and software support arrangements in a period, adjusted for nonrecurring perpetual license billings; recurring revenue, which we define as total revenue less perpetual license, hardware, professional services and perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements and free cash flow, which we define as cash used in operating activities less the amount of property and equipment purchased. We consider gross billings to be a useful metric for management and investors because subscription billings, excluding MRC, and software support and services billings drive deferred revenue, which is an important indicator of future revenue. Similarly, we consider recurring billings and recurring revenue to be useful metrics because they are important indicators of the portion of our business that we would expect to recur each year. There are a number of limitations related to the use of gross, recurring billings and recurring revenue. First, gross and recurring billings include amounts that have not yet been recognized as revenue. Second, our calculation of gross and recurring billings may be different from other companies that report similar financial measures. Third, recurring revenue excludes perpetual license amounts recognized from multiple elements arrangements that we record as subscription or software support revenue in our GAAP statements of operations and that perpetual license amount is based on invoice value, not fair value, although, we believe invoice value approximates the fair value of the element. Fourth, in the MRC model, revenue and billings are based on active devices or users of the service provider’s customer and are billed to us by the service provider on a monthly basis over time and one month in arrears. Thus, under the MRC model, we receive no billings or revenue for MRC at the time the deal is booked, but instead the MRC is billed and revenue is recognized each month based on active usage. Unlike term subscriptions, MRC is not reflected in deferred revenue. This important difference between MRC billings and perpetual and term subscription billings can lead to significant variability of billings in a given quarter depending on the type of billing model that the customer chooses and the overall mix of billing types for all customers within a quarter. We compensate for these limitations by providing specific information regarding GAAP revenue and evaluating gross and recurring billings and recurring revenue together with revenue calculated in accordance with GAAP. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on certain of these non-GAAP measures.

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	December 31, 2014	December 31, 2015

Non-GAAP total revenue reconciliation:
GAAP total revenue	$37,698	$43,046
Perpetual license revenue recognized from licenses delivered prior to 2013	(1,016)	(129)
Non-GAAP total revenue	$36,682	$42,917

Non-GAAP gross profit reconciliation:
GAAP gross profit	$31,257	$35,506
Perpetual license revenue recognized from licenses delivered prior to 2013	(1,016)	(129)
Stock-based compensation expenses	456	846
Amortization of intangible assets	241	200
Non-GAAP gross profit	$30,938	$36,423

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	82.9%	82.5%
GAAP to non-GAAP gross margin adjustments	1.4%	2.4%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	84.3%	84.9%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(15,106)	$(13,884)
Perpetual license revenue recognized from licenses delivered prior to 2013	(1,016)	(129)
Stock-based compensation expenses	4,938	8,418
Amortization of intangible assets	241	200
Non-GAAP operating loss	$(10,943)	$(5,395)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(40.1)%	(32.3)%
GAAP to non-GAAP operating margin adjustments	10.3%	19.7%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(29.8)%	(12.6)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(15,303)	$(14,414)
Perpetual license revenue recognized from licenses delivered prior to 2013	(1,016)	(129)
Stock-based compensation expenses	4,938	8,418
Amortization of intangible assets	241	200
Non-GAAP net loss	$(11,140)	$(5,925)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	December 31, 2014	December 31, 2015
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.20)	$(0.18)
Perpetual license revenue recognized from licenses delivered prior to 2013 per share	(0.01)	(0.00)
Stock-based compensation expenses per share	0.06	0.11
Amortization of intangible assets	0.00	0.00
Non-GAAP net loss per share	$(0.15)	$(0.07)

Gross billings reconciliation:
Total revenue	$37,698	$43,046
Total deferred revenue, end of period	54,174	69,875
Less: Total deferred revenue, beginning of period	(49,633)	(64,332)
Total change in deferred revenue	4,541	5,543
Gross billings	$42,239	$48,589

Recurring billings reconciliation:
Total revenue	$37,698	$43,046
Less: Perpetual license revenue	(18,658)	(15,462)
Less: Professional services revenue	(394)	(947)
Subscription and software support deferred revenue, end of period	49,194	67,267
Less: Subscription and software support deferred revenue, beginning of period	(42,535)	(61,120)
Total change in subscription and software support deferred revenue	6,659	6,147
Less: Adjustments	(1,141)	(1,297)
Recurring billings	$24,164	$31,487

Recurring revenue reconciliation
Total revenue	$37,698	$43,046
Less: Perpetual license revenue	(18,658)	(15,462)
Less: Professional services revenue	(394)	(947)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(664)	(616)
Recurring revenue	$17,982	$26,021

Free cash flow reconciliation:
Cash used in operating activities	$(7,155)	$(7,749)
Purchase of property and equipment	(1,194)	(1,283)
Free cash flow	$(8,349)	$(9,032)

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Twelve Months Ended
	December 31, 2014	December 31, 2015

Non-GAAP total revenue reconciliation:
GAAP total revenue	$132,295	$149,298
Perpetual license revenue recognized from licenses delivered prior to 2013	(5,214)	(1,842)
Non-GAAP total revenue	$127,081	$147,456

Non-GAAP gross profit reconciliation:
GAAP gross profit	$108,260	$121,121
Perpetual license revenue recognized from licenses delivered prior to 2013	(5,214)	(1,842)
Stock-based compensation expenses	1,353	2,774
Amortization of intangible assets	648	870
Non-GAAP gross profit	$105,047	$122,923

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	81.8%	81.1%
GAAP to non-GAAP gross margin adjustments	0.9%	2.3%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	82.7%	83.4%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(61,070)	$(83,356)
Perpetual license revenue recognized from licenses delivered prior to 2013	(5,214)	(1,842)
Stock-based compensation expenses	16,626	28,791
Restructuring charges	-	1,049
Amortization of intangible assets	1,430	870
Non-GAAP operating loss	$(48,228)	$(54,488)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(46.2)%	(55.8)%
GAAP to non-GAAP operating margin adjustments	8.2%	18.8%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(38.0)%	(37.0)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(61,889)	$(84,482)
Perpetual license revenue recognized from licenses delivered prior to 2013	(5,214)	(1,842)
Stock-based compensation expenses	16,626	28,791
Restructuring charges	-	1,049
Amortization of intangible assets	1,430	870
Non-GAAP net loss	$(49,047)	$(55,614)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Twelve Months Ended
	December 31, 2014	December 31, 2015
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(1.30)	$(1.07)
Perpetual license revenue recognized from licenses delivered prior to 2013 per share	(0.11)	(0.02)
Stock-based compensation expenses per share	0.35	0.37
Restructuring charges per share	-	0.01
Amortization of intangible assets	0.03	0.01
Non-GAAP net loss per share	$(1.03)	$(0.71)

Gross billings reconciliation:
Total revenue	$132,295	$149,298
Total deferred revenue, end of period	54,174	69,875
Less: Total deferred revenue, beginning of period	(40,751)	(54,174)
Total change in deferred revenue	13,423	15,701
Gross billings	$145,718	$164,999

Recurring billings reconciliation:
Total revenue	$132,295	$149,298
Less: Perpetual license revenue	(66,816)	(53,512)
Less: Professional services revenue	(2,404)	(3,165)
Subscription and software support deferred revenue, end of period	49,194	67,267
Less: Subscription and software support deferred revenue, beginning of period	(30,468)	(49,194)
Total change in subscription and software support deferred revenue	18,726	18,073
Less: Adjustments	(3,200)	(3,209)
Recurring billings	$78,601	$107,485

Recurring revenue reconciliation
Total revenue	$132,295	$149,298
Less: Perpetual license revenue	(66,816)	(53,512)
Less: Professional services revenue	(2,404)	(3,165)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(2,298)	(2,058)
Recurring revenue	$60,777	$90,563

Free cash flow reconciliation:
Cash used in operating activities	$(36,569)	$(48,535)
Purchase of property and equipment	(3,119)	(3,730)
Free cash flow	$(39,688)	$(52,265)

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

MOBILEIRON, INC.
SUPPLEMENTAL INFORMATION
(Amounts in thousands)
(Unaudited)

	31-Dec-14	31-Mar-15	30-Jun-15	30-Sep-15	31-Dec-15
GAAP Revenue
United States	$17,683	$17,826	$17,055	$18,774	$20,580
International	20,015	15,668	17,702	19,227	22,466
Total	37,698	33,494	34,757	38,001	43,046

Gross billings	$42,239	$36,414	$38,904	$41,092	$48,589
Recurring billings	24,164	23,611	25,128	27,259	31,487
Recurring revenue	17,982	19,652	21,574	23,316	26,021
Non-GAAP gross profit	30,938	26,881	28,238	31,380	36,423
Non-GAAP operating loss	(10,943)	(16,117)	(19,294)	(13,683)	(5,395)
Free cash flow	(8,349)	(11,581)	(18,049)	(13,602)	(9,032)

Components of Deferred Revenue
Software support	$29,213	$30,981	$34,645	$36,564	$42,254
Subscription	19,981	22,134	22,884	24,556	25,013
Other deferred revenue	4,980	3,979	3,712	3,212	2,608
Total	$54,174	$57,094	$61,241	$64,332	$69,875

Investor Contact:

Samuel Wilson

MobileIron

ir@mobileiron.com

650-282-7555

Media Contact:

Clarissa Horowitz

MobileIron

clarissa@mobileiron.com

415-608-6825